Exhibit 99.1
-MORE-
Contacts:
Dolph

Baker,

Chairman

and

CEO
Max

P.

Bowman,

Vice

President

and

CFO
(601)

948-6813
CAL-MAINE FOODS REPORTS RECORD SALES FOR FISCAL FIRST
QUARTER 2023, ANNOUNCES QUARTERLY CASH DIVIDEND
RIDGELAND,

Miss.

(September

27,

2022)

-

Cal-Maine

Foods,

Inc.

(NASDAQ:

CALM)

(“Cal-Maine
Foods”,

or

the

“Company”),

the

largest

producer

and

distributor

of

fresh

shell

eggs

in

the

United
States,

today

reported

results

for

the

first

quarter

of

fiscal

2023

(thirteen

weeks)

ended

August

27,
2022.

First Quarter Fiscal 2023 Highlights
●
Record

quarterly

net

sales

of

$658.3

million,

a

103%

increase

compared

with

the

same
quarter

last

year,

driven

by

record

average

conventional

selling

price

and

record

specialty
sales

volume

●
First

quarter

net

income

of

$125.3

million,

or

$2.58

per

basic

and

$2.57

per

diluted
common

share
●
First

quarter

gross

profit

margin

of

33.0%
●
Announces

first

quarter

fiscal

2023

cash

dividend

of

$0.85

per

share
Overview
Dolph

Baker,

chairman

and

chief

executive

officer

of

Cal-Maine

Foods,

commented,

“We

are
pleased

to

begin

fiscal

2023

with

record

quarterly

sales

for

Cal-Maine

Foods.

We

benefitted

from
higher

average

selling

prices

and

record

specialty

egg

sales

volumes

leading

to

historic

Company
record

revenue

for

both

conventional

and

specialty

shell

eggs.

We

continue

to

focus

on

offering
consumers

a

choice

with

a

favorable

product

mix

in

line

with

changing

demand

trends.

We

believe
this

strategy

has

created

momentum

across

retail

channels

and

delivered

a

performance

that

has
outpaced

the

industry.
“Our

operations

ran

well

during

the

quarter,

and

we

are

pleased

with

our

ability

to

manage
the

business

despite

significant

inflationary

pressures

contributing

to

rising

costs

for

feed,

labor,
packaging,

and

distribution,

among

other

costs.

We

remain

focused

on

the

aspects

of

the

business
we

can

control

with

a

shared

commitment

across

Cal-Maine

Foods’

operations

to

be

the

most
efficient

and

sustainable

producer

of

fresh

shell

eggs

and

egg

products

in

the

United

States.”

Max

Bowman,

chief

financial

officer

of

Cal-Maine

Foods,

added,

“Our

financial

performance
over

the

quarter

reflects

our

ability

to

execute

our

operating

strategy

in

dynamic

conditions,

while
continuing

to

meet

the

expanding

needs

of

our

customers.

The

significant

increase

in

pricing

and
favorable

volume

trends

in

specialty

egg

sales,

along

with

efficient

expense

management,

led

to
improved

profitability

with

a

gross

profit

margin

of

33.0%

for

the

first

quarter

of

fiscal

2023.
“Egg

prices

continued

to

move

higher

during

the

quarter

as

supply

tightened

due

to

the
impact

of

the

highly

pathogenic

avian

influenza

(“HPAI”)

outbreak

and

good

customer

demand

for

Cal-Maine Foods Announces Record Sales for First Quarter 2023

September 27, 2022
-MORE-
conventional

eggs.

Conventional

egg

net

average

selling

price

per

dozen

increased

to

$2.368
compared

with

$0.990

a

year

ago,

and

both

conventional

and

specialty

egg

revenue

reached

record
levels

for

the

first

quarter

of

fiscal

2023.

Net

average

selling

price

for

specialty

eggs

rose

12.2%

to
$2.101

per

dozen,

compared

with

$1.872

per

dozen

for

the

first

quarter

of

2022.

We

saw

our

highest
ever

quarterly

sales

of

specialty

eggs

of

$200.8

million,

or

31.8

%

of

total

shell

egg

revenue.

Specialty
dozens

sold

were

34.7%

of

total

dozens

sold

compared

with

27.8%

in

the

prior-year

period.”
13 Weeks Ended
August 27, 2022 August 28, 2021
Dozen

Eggs

Sold

(000)
275,317 254,622
Conventional

Dozen

Eggs

Sold

(000)
179,712 183,872
Specialty

Dozen

Eggs

Sold

(000)
95,605 70,750
Dozen

Eggs

Produced

(000)
257,654 236,458
%

Specialty

Sales

(dozen)
34.7% 27.8%
%

Specialty

Sales

(dollars)
31.8% 42.0%
Net

Average

Selling

Price

(per

dozen)
$ 2.275 $ 1.235
Net

Average

Selling

Price

Conventional

Eggs

(per

dozen)
$ 2.368 $ 0.990
Net

Average

Selling

Price

Specialty

Eggs

(per

dozen)
$ 2.101 $ 1.872
Feed

Cost

(per

dozen)
$ 0.667 $ 0.545
Sales Performance & Operating Highlights
Net

sales

in

the

first

quarter

of

fiscal

2023

were

$658.3

million,

compared

with
$325.0

million

in

the

first

quarter

of

fiscal

2022.

The

Company

reported

net

income

of

$125.3
million,

or

$2.58

per

basic

and

$2.57

per

diluted

common

share,

compared

with

a

net

loss

of

$18.0
million,

or

$0.37

per

basic

and

diluted

common

share,

in

the

prior-year

period.

For

the

first

quarter

of

fiscal

2023,

total

dozens

sold

increased

8.1%

to

275.3

million

versus
254.6

million

in

the

prior-year

quarter,

in

part

driven

by

strong

sales

volumes

in

the

specialty

eggs
category.

Conventional

egg

volumes

sold

decreased

2.3%

compared

with

first

quarter

2022,

while
specialty

egg

volumes

sold

increased

by

35.1%.

This

increase

in

demand

for

specialty

eggs

was
positively

affected

by

the

higher

conventional

egg

prices

as

compared

to

the

same

period

in

the

prior
year.

Demand

was

further

positively

affected

by

California’s

and

Massachusetts’

cage-free

mandate
going

into

effect

January

1,

2022,

as

well

as

more

retailers

shifting

to

selling

more

cage-free
products.
The

Company

reported

operating

income

of

$163.9

million

for

the

first

quarter

of

fiscal

2023
compared

with

an

operating

loss

of

$39.7

million

in

the

prior-year

quarter.

The

Company

continued
to

navigate

through

a

tight

labor

market

with

higher

wages

and

incurred

higher

distribution

costs
due

to

the

increase

in

fuel

prices

compared

to

the

first

quarter

of

fiscal

2022.

Overall,

farm
production

costs

per

dozen

increased

16.5%,

or

$0.148,

compared

with

the

prior-year

period,
primarily

tied

to

significantly

higher

feed

costs.

For

the

first

quarter

of

fiscal

2023,

feed

costs

per
dozen

were

$0.667,

a

22.4%

increase

compared

with

the

first

quarter

of

fiscal

2022.

Supplies

of
corn

and

soybean

remained

tight

relative

to

demand

in

first

quarter

of

fiscal

2023

as

evidenced

by
a

low

stock-to-use

ratio

for

corn,

as

result

of

weather-related

shortfalls

in

production

and

yields,
ongoing

disruptions

related

to

the

COVID-19

global

pandemic

and

the

Russia-Ukraine

war

and

its
impact

on

the

export

markets.

Basis

levels

for

corn

ran

significantly

higher

in

the

Company’s

area
of

operations

compared

to

prior

year

first

fiscal

quarter.

For

fiscal

2023,

the

Company

expects

Cal-Maine Foods Announces Record Sales for First Quarter 2023

September 27, 2022
-MORE-
continued

corn

and

soybean

upward

pricing

pressures

and

further

market

volatility

to

affect

feed
costs.

Product Mix & Cage-Free Eggs
Providing

customers

with

a

favorable

product

mix

is

an

important

differentiator

for

Cal-
Maine

Foods.

Specialty

eggs

are

an

integral

part

of

the

Company’s

growth

strategy

and

remain

a
primary

focus

for

fiscal

2023.

Cal-Maine

Foods

continues

to

make

significant

investments

in
production

capacity

to

meet

the

demand

for

specialty

eggs,

including

cage-free

eggs,

as

customer
demand

has

evolved

in

line

with

state

requirements.
A

significant

number

of

Cal-Maine

Foods’

customers

have

previously

announced

goals

to
offer

cage-free

eggs

exclusively

on

or

before

2026,

subject

in

most

cases

to

availability

of

supply,
affordability

and

customer

demand,

among

other

contingencies.

Some

of

these

customers

have
recently

changed

those

goals

to

offer

70%

cage-free

eggs

by

the

end

of

2030.

The

Company’s
customers

typically

do

not

commit

to

long-term

purchases

of

specific

quantities

or

types

of

eggs,
and

as

a

result,

it

is

difficult

to

accurately

predict

customer

requirements

for

cage-free

eggs.

The
Company

continues

to

engage

with

its

customers

in

efforts

to

achieve

a

smooth

transition

toward
meeting

their

announced

goals

and

needs.

Sales

of

cage-free

eggs

represented

approximately

19.4%
of

shell

egg

revenues

for

the

first

quarter

of

fiscal

2023.

Cage-free

dozens

sold

increased

58%

in

the
first

quarter

of

fiscal

2023

as

compared

to

the

first

quarter

of

fiscal

2022.
Cal-Maine

Foods

has

invested

significant

capital

in

recent

years

to

acquire

and

construct
cage-free

facilities

and

remains

focused

on

future

expansion

projects

that

will

include

cage-free
facilities.

At

the

same

time,

the

Company

understands

the

importance

of

continuing

to

provide

more
affordable

conventional

eggs

in

order

to

provide

its

customers

with

a

variety

of

egg

choices

and

to
address

hunger

in

more

communities.

Table Egg Supply Outlook
Layer

hen

numbers

reported

by

the

USDA

as

of

September

21,

2022,

were

305.3

million,
which

represents

a

decrease

of

4.6%

compared

with

the

layer

hen

inventory

a

year

ago.

The

USDA
also

reported

that

the

hatch

from

April

2022

through

August

2022

decreased

0.5%

as

compared
with

the

prior-year

period.

As

of

September

1,

2022,

however,

eggs

in

incubators

were

up

9.0%

year-
over-year,

indicating

that

layer

flocks

may

increase

in

the

future.
Cal-Maine

Foods

continues

to

monitor

the

current

outbreak

of

highly

pathogenic

avian
influenza

(“HPAI”),

that

was

first

detected

in

commercial

flocks

in

the

U.S.

in

February

2022

and,
which

was

most

recently

detected

in

commercial

flocks

in

the

U.S.

in

September

2022.

According
to

the

U.S.

Centers

for

Disease

Control

and

Prevention,

these

detections

do

not

present

an
immediate

public

health

concern.

There

have

been

no

positive

tests

for

HPAI

at

any

Cal-Maine
Foods’

owned

or

contracted

production

facility

as

of

September

27,

2022.

The

USDA

division

of
Animal

and

Plant

Health

Inspection

Service

(“APHIS”)

reported

that

approximately

35.6

million
commercial

layer

hens

and

1.0

million

pullets

have

been

depopulated

due

to

HPAI.

According

to
APHIS,

the

most

recently

reported

outbreaks

of

HPAI

affecting

commercial

layer

hens

and

pullets
occurred

September

21,

2022,

and

June

9,

2022,

respectively.

The

Company

believes

that

HPAI
outbreak

will

continue

to

have

an

impact

on

the

overall

supply

of

eggs

through

the

balance

of

this

Cal-Maine Foods Announces Record Sales for First Quarter 2023

September 27, 2022
-MORE-
calendar

year

and

possibly

beyond.

According

to

LEAP

Market

Analytics,

layer

hen

inventory

is

not
projected

to

exceed

the

320

million

mark

until

October

of

2023.
While

no

farm

is

immune

from

HPAI,

Cal-Maine

Foods

believes

it

has

implemented

and
continues

to

maintain

robust

biosecurity

programs

across

all

its

locations.

The

Company

is

also
working

closely

with

federal,

state

and

local

government

officials

and

focused

industry

groups

to
mitigate

the

risk

of

this

and

future

outbreaks

and

effectively

manage

a

response,

if

needed.
Dividend Payment
For

first

quarter

2023,

Cal-Maine

Foods

will

pay

a

cash

dividend

of

approximately

$o.85

per
share

to

holders

of

its

common

and

Class

A

common

stock.

Pursuant

to

Cal-Maine

Foods’

variable
dividend

policy,

for

each

quarter

in

which

the

Company

reports

net

income,

the

Company

pays

a
cash

dividend

to

shareholders

in

an

amount

equal

to

one-third

of

such

quarterly

income.

Following
a

quarter

for

which

the

Company

does

not

report

net

income,

the

Company

will

not

pay

a

dividend
with

respect

to

that

quarter

or

for

a

subsequent

profitable

quarter

until

the

Company

is

profitable
on

a

cumulative

basis

computed

from

the

date

of

the

most

recent

quarter

for

which

a

dividend

was
paid.

The

amount

paid

per

share

will

vary

based

on

the

number

of

outstanding

shares

on

the

record
date.

The

dividend

is

payable

on

November

10,

2022,

to

holders

of

record

on

October

26,

2022.
About Cal-Maine Foods
Cal-Maine

Foods,

Inc.

is

primarily

engaged

in

the

production,

grading,

packing,

marketing
and

distribution

of

fresh

shell

eggs,

including

conventional,

cage-free,

organic,

brown,

free-range,
pasture-raised

and

nutritionally

enhanced

eggs.

The

Company,

which

is

headquartered

in
Ridgeland,

Mississippi,

is

the

largest

producer

and

distributor

of

fresh

shell

eggs

in

the

United
States

and

sells

the

majority

of

its

shell

eggs

in

states

across

the

southwestern,

southeastern,

mid-
western

and

mid-Atlantic

regions

of

the

United

States.
Forward Looking Statements
Statements contained in

this press release

that are not

historical facts are

forward-looking
statements

as

that

term

is

defined

in

the

Private

Securities

Litigation

Reform

Act

of

1995.

The
forward-looking

statements

are

based

on

management’s

current

intent,

belief,

expectations,
estimates

and

projections

regarding

our

company

and

our

industry.

These

statements

are

not
guarantees of future performance and

involve risks, uncertainties, assumptions and

other factors
that are

difficult to

predict and

may be

beyond our

control. The

factors that

could cause

actual
results to

differ materially

from those

projected in

the forward-looking

statements include,

among
others, (i) the risk factors set forth in

the Company’s SEC filings (including its Annual

Reports on
Form 10-K, Quarterly Reports on

Form 10-Q and Current Reports

on Form 8-K), (ii)

the risks and
hazards

inherent

in

the

shell

egg

business

(including

disease,

pests,

weather

conditions

and
potential for

recall), including

but

not limited

to the

most recent

outbreak of

highly pathogenic
avian influenza affecting

poultry in the

U.S., Canada and

other countries

that was first

detected
in commercial

flocks

in the

U.S. in

February 2022,

(iii) changes

in the

demand for

and market
prices of shell

eggs and feed

costs, (iv) our

ability to predict

and meet demand

for cage-free and
other specialty eggs, (v)

risks, changes or obligations

that could result from

our future acquisition
of

new

flocks

or

businesses

and

risks

or

changes

that

may

cause

conditions

to

completing

a

Cal-Maine Foods Announces Record Sales for First Quarter 2023

September 27, 2022
-MORE-
pending

acquisition

not

to

be

met,

(vi)

risks

relating

to

the

evolving

COVID-19

pandemic,
including without

limitation increased

costs, rising

inflation and

interest rates,

which generally
have been exacerbated

by Russia’s invasion

of Ukraine starting

in February 2022,

(vii) our ability
to retain existing customers, acquire new customers and grow our product mix and (viii) adverse
results in pending litigation matters. SEC filings may be obtained from the

SEC or the Company’s
website ,

www.calmainefoods.com. Readers are

cautioned not

to place

undue reliance

on forward-
looking

statements

because,

while

we

believe

the

assumptions

on

which

the

forward-looking
statements

are

based

are

reasonable,

there

can

be

no

assurance

that

these

forward-looking
statements will prove

to be accurate.

Further, the forward-looking

statements included herein

are
only made as of the respective dates thereof,

or if no date is stated, as

of the date hereof. Except as
otherwise required by law,

we disclaim any intent

or obligation to publicly

update these forward-
looking statements, whether as a result of new information, future events or otherwise.

Cal-Maine Foods Announces Record Sales for First Quarter 2023

September 27, 2022
-MORE-
CAL-MAINE FOODS, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(Unaudited)
(In

thousands,

except

per

share

amounts)
SUMMARY STATEMENTS OF OPERATIONS
13 Weeks Ended
August 27, 2022 August 28, 2021
Net

sales
$ 658,344 $ 324,986
Cost

of

sales
440,854 318,341
Gross

profit
217,490 6,645
Selling,

general

and

administrative
53,607 46,525
(Gain)

loss

on

disposal

of

fixed

assets
33 (213)
Operating

income

(loss)
163,850 (39,667)
Other

income,

net
1,630 5,803
Income

(loss)

before

income

taxes
165,480 (33,864)
Income

tax

expense

(benefit)
40,346 (15,838)
Net

income

(loss)
125,134 (18,026)
Less:

Loss

attributable

to

noncontrolling

interest
(153) —
Net

income

(loss)

attributable

to

Cal-Maine

Foods,

Inc.
$ 125,287 $ (18,026)
Net

income

(loss)

per

common

share:
Basic $ 2.58 $ (0.37)
Diluted $ 2.57 $ (0.37)
Weighted

average

shares

outstanding:
Basic 48,623 48,858
Diluted 48,811 48,858

Cal-Maine Foods Announces Record Sales for First Quarter 2023

September 27, 2022
-END-
CAL-MAINE FOODS, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(Unaudited)
(In thousands)

SUMMARY BALANCE SHEETS
August 27, 2022 May 28, 2022
ASSETS
Cash

and

short-term

investments
$ 281,805 $ 174,513
Receivables,

net
220,364 219,404
Inventories,

net
265,754 263,316
Prepaid

expenses

and

other

current

assets
10,965 4,286
Current

assets
778,888 661,519
Property,

plant

and

equipment,

net
688,656 677,796
Other

noncurrent

assets
87,185 88,174
Total

assets
$ 1,554,729 $ 1,427,489
LIABILITIES

AND

STOCKHOLDERS'

EQUITY
Accounts

payable

and

accrued

expenses
$ 188,689 $ 148,018
Dividends

payable
41,742 36,656
Current

liabilities
230,431 184,674
Deferred

income

taxes

and

other

liabilities
136,335 138,470
Stockholders'

equity
1,187,963 1,104,345
Total

liabilities

and

stockholders'

equity
$ 1,554,729 $ 1,427,489